Public Service Enterprise Group PSEG Earnings Conference Call 3rd Quarter 2012 November 1, 2012 Exhibit 99.1

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private
Securities Litigation Reform Act of 1995. When used herein, the words “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”,
“forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.  Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved. The results or developments projected or predicted in these statements may differ materially from what may actually occur. Factors which could cause results or events to differ from current expectations include, but are not limited to:
• adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and trading risks,
• any deterioration in our credit quality, or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• any inability to realize anticipated tax benefits or retain tax credits,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve or continue to sustain, our expected levels of operating performance,
• increase in competition in energy supply markets as well as competition for certain rate-based transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements, and
• changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP).  Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items.  PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG 2012 Q3 Review Caroline Dorsa EVP and Chief Financial Officer

Q3 Earnings Summary
$ millions (except EPS)
2012 2011
Operating Earnings
$  382 $  420
Reconciling Items, Net of Tax
(35) (155)
Income from Continuing Operations
$  347 $  265
Discontinued Operations, Net of Tax
- 29
Net Income
$  347 $  294
EPS from Operating Earnings*
$  0.75 $  0.83
Quarter ended September 30
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Year to Date 2012 Earnings Summary
$ millions (except EPS)
2012 2011
Operating Earnings
$  1,029 $  1,152
Reconciling Items, Net of Tax
22 (105)
Income from Continuing Operations
$  1,051 $  1,047
Discontinued Operations
- 96
Net Income
$  1,051 $  1,143
EPS from Operating Earnings*
$  2.03 $  2.27
Nine months ended September 30
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG – Q3 2012 Highlights
Solid financial results -- Operating Earnings of $0.75 vs. $0.83 per share in Q3 2011
Executing on operational goals
Record output from CCGTs, strong production from Nuclear, and Power’s control of O&M supported results
Transmission becoming a significant contributor to earnings
Executing on capital program
Key regulatory approvals received for Susquehanna-Roseland transmission line
Decisions expected in Q1 2013 on extensions to Solar 4 All and Solar Loan investment programs
Power added 400 MW of new peakers on time to respond to summer demand
Holdings’ Queen Creek solar farm in AZ achieved commercial operation in
October; announced a new $47 million, Delaware solar investment with completion target by January 2013
Competitive market issues under review
US District Court will proceed to hearings on LCAPP litigation
PJM MOPR settlement to be filed with FERC that establishes revised price bidding rules for new generation supply beginning with the May 2013 auction

PSEG – Subsequent Events

In late October 2012, Hurricane Sandy’s high winds, heavy rainfall and related flooding caused severe damage to our transmission and distribution system throughout our service territory as well as to some of our generation infrastructure in the northern part of New Jersey.
Walls of water created by the storm surge flooded a large number of substations along the Passaic,
Raritan and Hudson rivers. The magnitude of the flooding in contiguous areas is unprecedented.
At the peak of the outages, approximately 1.5 million of our customers were without power due to the storm; the most in PSE&G’s history -- surpassing both Tropical Storm Irene and the October 2011 snowstorm.
With the assistance of mutual aid crews from other utilities, our associates are working to minimize the length of time our customers are without electric or gas service.  PSE&G and Power are unable to estimate the possible loss or range of loss related to Hurricane Sandy, however, such costs could be material.
On October 26, 2012, PSE&G filed a petition with the BPU seeking authorization to defer on our books actually incurred, uninsured, incremental storm restoration costs associated with our gas and electric distribution systems.
PSE&G requested similar relief in August 2011 as Tropical Storm Irene approached. Both requests are currently pending before the BPU.
We maintain property insurance for both nuclear and non-nuclear property. We intend to seek recovery from our insurers for any property damage above our self-insured retentions, however, no assurances can be given relative to the timing or amount of such recovery.

2010 Operating Earnings* 2011 Operating Earnings* 2012 Guidance

$2.25 - $2.50E
PSEG – Maintaining 2012 Guidance
$3.12
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$2.74
YTD
9/30/12
EPS $2.03

PSEG 2012 Q3 Operating Company Review

Q3 Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2012 2011 2012 2011
PSEG Power
$  217 $  258 $  0.43 $  0.51
PSE&G
155 154 0.30 0.30
PSEG Energy Holdings/
Enterprise
10 8 0.02 0.02
Operating Earnings*
$  382 $  420 $  0.75 $  0.83
Quarter ended September 30
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.83
$0.75
(.08)
0.00
0.25
0.50
0.75
1.00
PSEG EPS Reconciliation – Q3 2012 versus Q3 2011
Lower Pricing (.15)
Higher Volume  .01
Capacity .05
O&M .01
Transmission .03
Weather (.01)
O&M  (.02)
D&A  (.01)
Other .01
Q3 2012
Operating
Earnings*
Q3 2011
Operating
Earnings*
PSEG Power PSE&G Energy
Holdings/
Enterprise
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Year to Date Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2012 2011 2012 2011
PSEG Power
$  523 $  710 $  1.03 $  1.40
PSE&G
453 422 0.89 0.83
PSEG Energy Holdings/
Enterprise
53 20 0.11 0.04
Operating Earnings*
$  1,029 $  1,152 $  2.03 $  2.27
Nine months ended September 30
•See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG EPS Reconciliation – YTD 2012 versus YTD 2011
YTD 2012
Operating
Earnings*
YTD 2011
Operating
Earnings*
Lower Pricing (.32)
Lower Volume (.02)
Lower Capacity (.06)
Financing Costs .03
O&M .03
Lower
Coal Sales
& Other (.03)
PSEG Power
Transmission .08
Renewables
and Other
Investments .01
O&M (.06)
Weather (.02)
D&A (.03)
Tax
Settlement .06
Other .02
PSE&G
PSEG Energy
Holdings/
Enterprise
Tax
Settlement
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$2.27
.06
.07
$2.03
(.37)
0.00
0.50
1.00
1.50
2.00
2.50

PSEG Power 2012 Q3 Review

PSEG Power – Q3 2012 EPS Summary
$ millions (except EPS)
Q3 2012 Q3 2011 Variance
Operating Revenues
$  1,038 $  1,398 $  (360)
Operating Earnings
$  217 $  258 $  (41)
NDT Funds Related Activity,
Net of Tax
40 7 33
Mark-to-Market, Net of Tax**
(76) 8 (84)
Income from Continuing Operations
181 273 (92)
Discontinued Operations, Net of Tax
- 29 (29)
Net Income
$  181 $  302 (121)
EPS from Operating Earnings*
$  0.43 $  0.51 $  (0.08)
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
**Includes the financial impact from positions with forward delivery months.

Lower Pricing  (.15)
Volume .01
Capacity .05
PSEG Power EPS Reconciliation – Q3 2012 versus Q3 2011
Q3 2012
Operating
Earnings*
Q3 2011
Operating
Earnings*
O&M .01
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$0.51
.01 $0.43
(0.09)
0.00
0.10
0.20
0.30
0.40
0.50

PSEG Power – Generation Measures
Quarter ended September 30
Total Nuclear Total Coal*
Oil & Natural Gas
* Includes figures for Pumped Storage. Includes Hudson and Mercer with Gas.
PSEG Power – Generation (GWh)
14,426
14,919
Quarter ended September 30
PSEG Power – Capacity Factors (%)
2011 2012
Nuclear 90.6 92.0
Coal*
NJ (Coal/Gas) 33.9 26.6
PA 83.2 79.0
CT 25.5 3.8
Combined Cycle
PJM and NY 57.5 67.1
15,000
7,500
0
2011 2012
4,473 5,289
2,536 2,071
7,417 7,559

PSEG Power – Generation Measures
Nine Months ended
September 30
Total Nuclear Total Coal*
Oil & Natural Gas
* Includes figures for Pumped Storage.  Includes Hudson and Mercer with Gas.
PSEG Power – Generation (GWh)
41,779
40,769
Nine Months ended September 30
PSEG Power – Capacity Factors (%)
2011 2012
Nuclear 93.3 92.5
Coal*
NJ (Coal/Gas) 32.7 14.2
PA 80.9 68.7
CT 18.7 2.9
Combined Cycle
PJM and NY 54.2 60.3
40,000
30,000
20,000
10,000
0
12,088 13,509
7,039
4,656
22,652 22,604
2011 2012

PSEG Power – Fuel Costs
Quarter ended September 30
($ millions) 2011 2012
Coal 98.4 64.9
Oil & Gas 184.8 166.7
Total Fossil 283.2 231.6
Nuclear 45.3 52.7
Total Fuel Cost 328.5 284.3
Total Generation
(GWh)
14,426 14,919
$ / MWh 22.77 19.05
PSEG Power – Fuel Costs*
* Based on Operating Earnings.
YTD ended September 30
($ millions) 2011 2012
Coal 271.2 142.4
Oil & Gas 530.3 407.8
Total Fossil 801.5 550.2
Nuclear 135.4 150.7
Total Fuel Cost 936.9 700.9
Total Generation
(GWh)
41,779 40,769
$ / MWh 22.43 17.19

$57
$54
$47
PSEG Power – Gross Margin Performance
Highest ever combined cycle output
Margins aided by increased reliance on low-cost, efficient CCGT fleet
Migration volumes slightly lower than Q2, in line with full-year estimate of
36%-40%
Regional Performance
Region
Q3 2012
Gross
Margin* ($M)
2012 Performance
PJM $652
Decline in energy prices partially
offset by strong performance of
nuclear fleet and CCGT production
New
England
$19
Hurt by lower dark spreads and
lower coal sales
New York $26
Margin improved over the year
earlier on strong CCGT production
PSEG Power Gross Margin* ($/MWh)
Quarter ended
September  30
* Based on Operating Earnings.
$0
$25
$50
$75
2010 2011 2012

Hedging Update…
Contracted Energy*
* Hedge percentages and prices as of September 28, 2012. Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options.
Volume TWh 12 35 35
Base Load % Hedged 100% 90-95% 50-55%
(Nuclear and Base Load Coal)
Price $/MWh $54 $51 $49
Volume TWh 4 18 18
Intermediate Coal, Combined % Hedged 35-40% 0% 0%
Cycle, Peaking
Price $/MWh $54 $51 $49
Volume TWh 13 52-54 53-55
Total % Hedged 80-85% 60-65% 30-35%
Price $/MWh $54 $51 $49
Oct -Dec
2012
2013 2014

PSEG Power – Q3 2012 Operating Highlights
Q3 output increased 3% from the Q3 2011 level
Combined-cycle production represented 32% of generation for Q3 and was the highest ever Summer output achieved by the CCGT fleet
Strong nuclear performance has resulted in a YTD nuclear capacity factor of 92.5%
Planned Salem 2 refueling outage began in mid-October
Operations
Regulatory and Market Environment
Financial
MOPR reform discussions ongoing at PJM
Federal Court update on November 13
Average energy only hedge price for 2012 is $60/MWh
Customer migration held at approximately 37% for the quarter
Power’s total debt as a percentage of capital at September 30 was 33%
Power’s next maturity is a $300 million, 2.50% Senior Note due April 2013

MOPR Reform – Comparison of Features

Design Feature Existing MOPR Proposed MOPR
Resource Type All new generating resources (except
nuclear, coal, IGCC, hydro, wind,
solar, have zero minimum price
threshold).
All new gas-fired resources (CC, CT,
IGCC) over 20 MW (except for landfill
gas and eligible cogeneration)
Locations Any LDA for which separate VRR
curve is established
Entire PJM market region
Default MOPR Lower of 90% NET CONE for the
asset type (70% where there is no
applicable asset type CONE ) or unit
specific minimum offer floor
determined by the IMM and PJM
100% of NET CONE for asset type
Exemption Unit specific alternative minimum offer
established through detailed review of
project cost/revenue
Specific exemptions for the following
categories subject to specific criteria:
• Self supply (traditional business
models building or contracting for the
capacity needs of their customers and
consistent with specific criteria)
• Competitive entry
Duration of Mitigation Until new resource clears in one RPM
auction
Non-exempt units must clear in RPM
auctions for 3 separate delivery years,
or must clear in 1 RPM auction in
certain situations where reliability
could be detrimentally affected
Source: www.pjm.com ; Minimum Offer Price Rule Education Session Materials – October 4, 2102

PSE&G 2012 Q3 Review

PSE&G – Q3 Earnings Summary
$ millions (except EPS)
Q3 2012 Q3 2011 Variance
Operating Revenues
$  1,683 $  1,841 (158)
Operating Expenses
756 943 (187)
366 342 24
216 197 19
24 31 (7)
Total Operating Expenses
1,362 1,513 (151)
Operating Earnings / Net Income
$  155 $154 $  1
EPS from Operating Earnings
$  0.30 $  0.30 -
Energy Costs
Operation & Maintenance
Depreciation & Amortization
Taxes Other than Income Taxes

$0.30
.03
$0.30
(.02)
(.01)
0.00
0.10
0.20
0.30
PSE&G EPS Reconciliation – Q3 2012 versus Q3 2011
Q3 2012
Operating
Earnings
Q3 2011
Operating
Earnings
Transmission O&M (.02)
D&A (.01)
Other .01
Weather

PSE&G – Monthly Summer Weather Data
6,184
5,308
2,054
7,092
4,730
2,868
4,967
4,489
1,835
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
5,500
6,000
6,500
7,000
July August September
2012 2011 Normal
2012 vs. 2011 vs. Normal
PSE&G Monthly Temperature Humidity Index (THI)
-7.8% Q3 2012 vs. Q3 2011
+20% Q3 2012 vs. Normal

PSE&G – Q3 Operating Highlights
Received key regulatory approvals for the Susquehanna-Roseland transmission line; construction is underway
PSE&G expects the BPU to decide on two requests to spend up to $883 million to expand the Solar 4 All and Solar Loan programs in early 2013
PSE&G lowered its residential gas prices by an additional 3.6%, the 9 th
price
reduction in a row and a 39% savings in gas supply costs since January 2009
PSE&G earned its authorized return
Issued $350 million of secured medium-term notes at 3.65% due September 2042
Retired $300 million of 5.13% secured medium-term notes at maturity
Operations
Regulatory and Market Environment
Financial
Weather in Q3 2012 warmer than normal but cooler than Q3 2011
Transmission revenues were $0.03 per share higher over Q3 2011
O&M remains under control

PSEG Energy Holdings/Enterprise 2012 Q3 Review

PSEG Energy Holdings/Enterprise – Q3 2012 Earnings
Summary
$ millions (except EPS)
Q3 2012 Q3 2011 Variance
Operating Earnings
$  10 $  8 $  2
Lease Related Activity
1 (170) 171
Net Income
$  11 $  (162) $  173
EPS from Operating Earnings*
$  0.02 $  0.02 -
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Energy Holdings/Enterprise – Q3 Operating Highlights
Financial
Payments on Holdings’ remaining lease portfolio are current
A new $47 million investment in the Milford Solar Farm in Delaware with a completion target of January 2013
$75 million investment in Queen Creek Arizona solar farm; achieved commercial operation in early October

PSEG

PSEG Financial Highlights
Maintaining full-year operating earnings guidance of $2.25 - $2.50 per share
Focused on maintaining operating efficiency and customer reliability
Executing on capital program
Financial position remains strong
Debt as a percentage of capital at 41% at September 30
Proactively and aggressively investing in infrastructure at attractive utility returns as a means of enhancing reliability, improving the environment and supporting the NJ economy
In October 2012, S&P published updated credit opinions for Power and
PSE&G that kept their ratings and outlooks unchanged

PSEG 2012 Operating Earnings Guidance - By Subsidiary
$ millions (except EPS)
2012E 2011A
PSEG Power
$575 – $665 $ 845
PSE&G
$530 – $560 $ 521
PSEG Energy
Holdings/Enterprise
$35 – $45   $ 23
Operating Earnings*
$1,140 – $1,270 $ 1,389
Earnings per Share
$ 2.25 – $ 2.50 $2.74
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Liquidity as of September 30, 2012
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Apr-16 $600 $1 $599
5-Year Credit Facility (Power) Mar-17 $1,600 $119 $1,481
5-Year Credit Facility (Power) Apr-16 $1,000 $0 $1,000
5-Year Bilateral (Power) Sep-15 $100 $100 $0
5-year Credit Facility (PSEG) Mar-17 $500 $4 $496
5-year Credit Facility (PSEG) Apr-16 $500 $0 $500
Total $4,300 $224 $4,076
$662
PSE&G ST Investment $48
Total Liquidity Available
$4,786
Total Parent / Power Liquidity $4,139
PSEG /
Power
PSEG Money Pool ST Investment

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings
Please see Page 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
A
(Unaudited)
2012 2011 2012 2011
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 40 $         7 $          49 $        49 $        50 $        46 $
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) (76) 8 (34) 16 107 (1)
Dynegy Related Activity (PSEG Energy Holdings) 1 (170) 7 (170) - -
Market Transition Charge Refund (PSE&G) - - - - - (72)
Gain on Sale of Qwest Building (Energy Holdings) - - - - 34 -
Lease Transaction Loss (Energy Holdings) - - - - (173) -
Total Pro-forma adjustments (35) $        (155) $    22 $        (105) $    18 $        (27) $
Fully Diluted Average Shares Outstanding (in Millions)
507 507 507 507 507 507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.08 $      0.01 $    0.10 $     0.10 $    0.10 $     0.09 $
Gain (Loss) on MTM
(a)
(PSEG Power) (0.15) 0.02 (0.07) 0.03 0.21 -
Dynegy Related Activity (PSEG Energy Holdings) - (0.34) 0.01 (0.34) - -
Market Transition Charge Refund (PSE&G) - - - - - (0.14)
Gain on Sale of Qwest Building (Energy Holdings) - - - - 0.06 -
Lease Transaction Loss (Energy Holdings) - - - - (0.34) -
Total Pro-forma adjustments (0.07) $     (0.31) $   0.04 $     (0.21) $   0.03 $     (0.05) $
(a) Includes the financial impact from positions with forward delivery months.
September 30,
For the Twelve Months Ended
September 30,
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
For the Three Months Ended For the Nine Months Ended
December 31,
Pro-forma Adjustments, net of tax
2011 2010